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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported) June 12, 2003
                                                  --------------

                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       000-25855                                           91-1696010
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(Commission File Number)                       (IRS Employee Identification No.)

             6830 Spencer Street, Las Vegas, Nevada             89119
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            (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (702) 733-7195
                                                   ---------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On June 12, 2003, the increase in the authorized capital stock of VendingData Corporation (the "Company") became effective, as the Company filed with the Nevada Secretary of State a Certificate to Accompany Restated Articles, Certificate of Amendment and Restatement of Articles of Incorporation of VendingData Corporation and Second Amended and Restated Articles of Incorporation of VendingData Corporation. The Company's authorized capital stock was increased from 16,000,000 shares of common stock, $.001 par value, and 10,000,000 shares of blank check-preferred stock, par value $.001, to 25,000,000 shares of common stock, $.001 par value, and 10,00,000 shares of blank-check-preferred stock, $.001 par value. The purpose of this nine million share increase in the Company's authorized shares of common stock was to provide greater flexibility in connection with possible financing transactions, acquisitions of other companies and other proper corporate purposes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired.

                  Not applicable.

         (b) Pro Forma Financial Information.

                  Not applicable.

         (c) Exhibits.

         10.01 Certificate to Accompany Restated Articles, Certificate of Amendment and Restatement of Articles of Incorporation of VendingData Corporation and Second Amended and Restated Articles of Incorporation of VendingData Corporation.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            VENDINGDATA CORPORATION



Date: June 18, 2003         By: /s/ Stacie L. Brown
                            ----------------------------------------------------
                            Stacie L. Brown, Attorney-In-Fact for Steven J. Blad
                            Its: President and Chief Executive Officer





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                                  EXHIBIT INDEX


Exhibit                                                                    Page
Number                             Description                            Number
------                             -----------                            ------

10.01    Certificate to Accompany Restated Articles, Certificate of         5
         Amendment and Restatement of Articles of Incorporation of VendingData Corporation and Second Amended and Restated
         Articles of Incorporation of VendingData Corporation.




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